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                                                                 Exhibit (23)(f)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-76347), S-3 (No. 333-73922) and S-4 (No.
333-111220) of Consumers Energy Company of our report dated February 18, 2004 relating to the financial statements of Midland Cogeneration Venture L.P. which appears in the Consumers Energy Company Form 10-K/A for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

Detroit, Michigan
July 20, 2004